State of Tennessee	FHA Project No.: 087-35247

DEED OF TRUST NOTE
(Corporate)

$12,972,200.00	Chattanooga, Tennessee
October 14, 2010

For Value Received, the undersigned BR CREEKSIDE LLC, a Delaware limited liability company, promise(s) to pay to WALKER & DUNLOP, LLC, a limited liability company organized and existing under the laws of the State of Delaware, or order, the principal sum of TWELVE MILLION NINE HUNDRED SEVENTY-TWO THOUSAND TWO HUNDRED AND NO/100THS DOLLARS ($12,972,200.00), with interest from date at the rate of Four and 60/100ths per centum (4.60%) per annum on the unpaid balance until paid.  The said principal and interest shall be payable in monthly installments as follows:

Interest alone shall be due and payable on the first day of November, 2010.  Thereafter, commencing on December 1, 2010, monthly installments of principal and interest at the rate of Four and 60/100ths percent (4.60%) per annum shall be due and payable in the sum of Fifty Nine Thousand One Hundred Fifty Four and 66/100ths Dollars ($59,154.66) on the first day of each succeeding month, until the entire indebtedness has been paid in full.  In any event, the balance of principal (if any) remaining unpaid, plus accrued interest, shall be due and payable on November 1, 2050.  The installments of principal and interest shall be applied first to interest at the rate aforesaid upon the principal sum or so much thereof as shall from time to time remain unpaid and the balance thereof shall be applied on account of principal.

See Rider attached hereto and incorporated herein by reference.

Both principal and interest shall be payable at the office of Walker & Dunlop, LLC, in the State of Maryland, or such other place as the holder may designate in writing.
~~Privilege is reserved to pay the debt in whole or in an amount equal to one or more monthly payments on principal next due, on the first day of any month prior to maturity upon at least thirty (30) days' prior written notice to the holder.  Notwithstanding any provision herein for a prepayment charge, such charge shall be applicable only to the amount of prepayment in any one calendar year which is in excess of fifteen per centum (15%) of the original principal sum of this Note.~~
If default be made in the payment of any installment under this note, and if such default is not made good prior to the due date of the next such installment, the entire principal sum and accrued interest shall at once become due and payable without notice, at the option of the holder of this note.  Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.  In the event of default in the payment of this note, and if the same is collected by an attorney at law, the undersigned hereby agree(s) to pay all costs of collection, including a reasonable attorney's fee.
~~No default shall exist by reason of nonpayment of any required installment of principal so long as the amount of optional additional prepayments of principal already made pursuant to the privilege of prepayment set forth in the deed of trust securing this note equals or exceeds the amount of such required installment of principal.~~
All parties to this note, whether principal, surety, guarantor, or endorser, hereby waive presentment for payment, demand, protest, notice of protest, and notice of dishonor.

This Note is secured by a Deed of Trust of even date herewith duly recorded in the Register’s Office, County of Hamilton, State of Tennessee, covering real estate located in said County.

Signed and sealed this 14th date of October, 2010.

BR CREEKSIDE LLC,
a Delaware limited liability company

By:  BR HAWTHORNE CREEKSIDE JV LLC,
       a Delaware limited liability company,
        its sole Member

       By:  BR CREEKSIDE MANAGING MEMBER LLC,
               a Delaware limited liability company,
               its Manager

               By:  BLUEROCK SPECIAL OPPORTUNITY +
                       INCOME FUND, LLC,
                       a Delaware limited liability company,
                       its Manager

                     By:  BLUEROCK REAL ESTATE, L.L.C.,
                             a Delaware limited liability company,
                             its sole Manager

                            By:   /s/ Jordan Ruddy
                                    Jordan Ruddy
President

This is to Certify that this is the note described in and secured by Deed of Trust of even date herewith, and in the same principal amount as herein stated, to Frank Alvstad, a resident of Davidson County, Tennessee, Trustee, on real estate located in Hamilton County, Tennessee.

Dated the ______ day of October, 2010.

[SEAL]	Notary Public

My commission expires on the _____ day of ___________________, 20___.

STATE OF TENNESSEE

Loan No. 087-35247
________________________________________
Deed of Trust Note
________________________________________

BR CREEKSIDE LLC
a  Delaware limited liability company
TO

WALKER & DUNLOP, LLC
a Delaware limited liability company

No.   087-35247

     Insured under §221(d)(4) pursuant to §223(a)(7) of the National Housing Act and Regulations published thereunder

In effect on  August 9, 2010

     ~~To the extent of advances approved by the Secretary of Housing  and Urban Development acting by and through the Federal Housing Commissioner~~

~~By:~~
                             ~~(Authorized Agent)~~

~~Date: ____________________________~~

     A total sum of $12,972,200.00 has been approved for insurance hereunder by the Secretary of Housing and Urban Development acting by and through the Federal Housing Commissioner

By:      _____________________________________________
                             (Authorized Agent)

Date: ________________________________________

For purposes of compliance with Section 223(a)(7)(A)(iv) of the National Housing Act, the contract of mortgage insurance regarding FHA Project No. 087-35199 is transferred to FHA Project No. 087-35247, and said contract of mortgage insurance is hereby amended to reflect the terms, conditions and provisions of the FHA Firm Commitment for Project No. 087-35247 dated August 9, 2010, and the National Housing Act as evidenced by the Federal Housing Commissioner’s endorsement for insurance of this Deed of Trust Note dated October ____, 2010, executed by BR Creekside LLC, a Delaware limited liability company (Maker), and payable to Walker & Dunlop, LLC, a Delaware limited liability company, in the amount of $12,972,200.00.

Creekside Village Apartments
Chattanooga, Tennessee
FHA No. 087-35247

RIDER TO DEED OF TRUST NOTE

A.           Incorporation by Reference.  This Rider is incorporated by reference into and made a part of that Deed of Trust Note (the “Note”) dated as of October 14, 2010, executed by BR CREEKSIDE LLC, a Delaware limited liability company (the “Maker”), and payable to WALKER & DUNLOP, LLC, a Delaware limited liability company (“Mortgagee”), in connection with the following housing project:

Creekside Village Apartments
Chattanooga, Tennessee
FHA No. 087-35247

B.           Prepayment Premium.  Notwithstanding any provision in this Note to the contrary—except Paragraph D to this Rider, “HUD Override”—the loan evidenced by this Note may not be prepaid in whole or in part prior to December 1, 2012.  Thereafter, the indebtedness evidenced by this Note may be prepaid, in whole or part, on the last day of any calendar month during the term hereof upon at least 30 days prior written notice to the holder of this Note, which notice shall specify the date on which the prepayment is to be made, the principal amount of such prepayment and the total amount to be paid (provided, however, that the Mortgagee shall not be obligated to accept any prepayment unless and until such time as HUD has approved such prepayment, if and to the extent that HUD’s approval shall be required under applicable HUD requirements in effect as of the date of the prepayment).  In the event of any prepayment of principal at any time, the Maker shall concurrently pay to the holder of this Note a prepayment premium equal to the following designated percentages of the amount of the principal of this Note to be prepaid with respect to any prepayment which occurs during the following indicated time periods:

Time of Prepayment                                                                                                                                           Prepayment Premium
(1)           from December 1, 2012 through November 30, 2013                                                                                                8%
(2)           from December 1, 2013 through November 30, 2014                                                                                                7%
(3)           from December 1, 2014 through November 30, 2015                                                                                                6%
(4)           from December 1, 2015 through November 30, 2016                                                                                                5%
(5)           from December 1, 2016 through November 30, 2017                                                                                                4%
(6)           from December 1, 2017 through November 30, 2018                                                                                                3%
(7)           from December 1, 2018 through November 30, 2019                                                                                                2%
(8)           from December 1, 2019 through November 30, 2020                                                                                                1%
(9)           from December 1, 2020 and thereafter                                                                                                                    0%

C.           Obligation to Make Monthly Scheduled Payments.  Notwithstanding any partial prepayment of principal made pursuant to the privilege of prepayment set forth in this Note, the Maker shall not be relieved of its obligations to make scheduled monthly installments of principal and interest as and when such payments are due and payable hereunder.

D.           HUD Override.  Notwithstanding any prepayment premium imposed by this Deed of Trust Note or that certain Deed of Trust of even date herewith securing this Note (the “Deed of Trust”) with respect to prepayments made prior to December 1, 2019, the indebtedness evidenced by this Note may be prepaid in whole or in part without the consent of the holder of this Note and without prepayment premium if the Federal Housing Commissioner determines that prepayment will avoid a mortgage insurance claim and is therefore in the best interests of the federal government.

E.           Late Charge.  The Mortgagee may collect a late charge of two cents ($0.02) for each one dollar ($1.00) of each payment of interest and principal which has not been received by the Mortgagee or its designee in immediately available funds on or prior to the sixteenth (16th) day of the month during which such payment is due in order to cover the extra expenses involved in handling delinquent payments.  Such late charge shall be separately charged and collected and shall not be deducted from any monthly installment or collected from any reserve escrow, residual receipts funds, or from any interest accruals thereto.

F.           Makers Nonrecourse Liability.  Notwithstanding any provision of this Note or the Deed of Trust to the contrary, it is agreed that the execution of this Note shall impose no personal liability on the Maker, for payment of the indebtedness evidenced hereby and in the event of a default, the holder of this Note shall look solely to the property described in the Deed of Trust and the Security Agreement executed by and between the Maker and the Mortgagee of even date herewith, and to the rents, issues and profits thereof in satisfaction of the indebtedness evidenced by this Note and will not seek or obtain any deficiency or personal judgment against the Maker, except such judgment or decree as may be necessary to foreclose and bar its or their interest in the property and all other property mortgaged, pledged, conveyed or assigned to secure payment of this Note, provided that nothing in this condition and no action so taken shall operate to impair any obligation of the Maker under the Regulatory Agreement referred to in and made a part of the Deed of Trust.

G.           Insurance and Condemnation Proceeds.  The provisions of Paragraph B of this Rider shall not apply and no prepayment premium shall be collected by the Mortgagee with respect to any prepayment which is made by or on behalf of the Maker from insurance proceeds as a result of damage to the property or condemnation awards which may, at the option of the Mortgagee, be applied to reduce the indebtedness evidenced by the Note pursuant to the terms of the Deed of Trust given of even date to secure the indebtedness evidenced by the Note.  If any prepayment occurs as provided in this Paragraph, the remaining payments due on this Note may, at the option of the Mortgagee and with the consent of the Commissioner, be recast such that required monthly payments of principal and interest shall be in equal amounts sufficient to amortize the balance then due under this Note over the remaining term thereof.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the day and date first above written.
MAKER:

BR CREEKSIDE LLC,
a Delaware limited liability company

By:  BR HAWTHORNE CREEKSIDE JV LLC,
        a Delaware limited liability company,
        its sole Member

       By:  BR CREEKSIDE MANAGING MEMBER LLC,
               a Delaware limited liability company,
               its Manager

               By:  BLUEROCK SPECIAL OPPORTUNITY +
                       INCOME FUND, LLC,
                       a Delaware limited liability company,
                       its Manager

                     By:  BLUEROCK REAL ESTATE, L.L.C.,
                             a Delaware limited liability company,
                              its sole Manager

                            By:    /s/ Jordan Ruddy
                                    Jordan Ruddy
President